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                                                                       Exhibit J

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the references to our firm under the captions "Financial Highlights" in the Prospectus, and "Other Services" in the Statement of Additional Information, which are included in Post-Effective Amendment Number 44 to the Registration Statement (Form N-1A, No. 002-64233) of the Dupree Mutual Funds and to the use of our report dated August 8, 2003, incorporated by reference therein

                                        /s/  ERNST & YOUNG LLP


Cincinnati, Ohio
October 28, 2003